Supplement dated September 17, 2024
to the following statutory prospectus(es):
Soloist and Best of America IV dated May 1, 2024
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
Effective October 4, 2024, Nationwide will no longer accept new applications in the state of New York for this contract. Accordingly, the following changes apply to the prospectus.
The following bullet is added to Appendix B: State Variations table in the row for the state of New York:
•
Applications are no longer being accepted in the state of New York for this contract.
PROS-0907